                                                                    EXHIBIT 10.1
                  CORPORATE REVOLVING AND TERM LOAN AGREEMENT

                                    BETWEEN

                    MANUFACTURERS AND TRADERS TRUST COMPANY

                                      AND

                               DSET CORPORATION



                             DATED AUGUST 5, 1997

                               TABLE OF CONTENTS

1.   DEFINITIONS.......................................................   1
     -----------
     a.     Accumulated Funding Deficiency.............................   1
            ------------------------------
     b.     Affiliate..................................................   1
            ---------
     c.     Bankruptcy Law.............................................   1
            --------------
     d.     Business Day...............................................   1
            ------------
     e.     Consolidated Adjusted Net Income...........................   1
            --------------------------------
     f.     Consolidated Current Assets................................   2
            ---------------------------
     g.     Consolidated Current Liabilities...........................   2
            --------------------------------
     h.     Consolidated Net Income Available for Interest Charges.....   2
            ------------------------------------------------------
     i.     Consolidated Tangible Net Worth............................   2
            -------------------------------
     j.     Consolidated Total Liabilities.............................   3
            ------------------------------
     k.     Control....................................................   3
            -------
     l.     Distribution...............................................   3
            ------------
     m.     EBITDA.....................................................   3
            ------
     n.     ERISA......................................................   3
            -----
     o.     Event of Default...........................................   3
            ----------------
     p.     Interest Charges...........................................   4
            ----------------
     q.     Interest Payment Date......................................   5
            ---------------------
     r.     Internal Revenue Code......................................   5
            ---------------------
     s.     Law........................................................   5
            ---
     t.     Libor Rate.................................................   5
            ----------
     u.     Libor Rate Business Day....................................   5
            -----------------------
     v.     Libor Rate Election........................................   5
            -------------------
     w.     Libor Rate Period..........................................   5
            -----------------
     x.     Libor Rate Period Commencement Date........................   5
            -----------------------------------
     y.     Libor Rate Portion.........................................   5
            ------------------
     z.     Loan.......................................................   6
            ----
     aa.    Loan Document..............................................   6
            -------------
     bb.    Material Adverse Effect....................................   6
            -----------------------
     cc.    Pension Plan...............................................   6
            ------------
     dd.    Permitted Indebtedness.....................................   6
            ----------------------
     ee.    Permitted Lien.............................................   6
            --------------
     ff.    Person.....................................................   7
            ------
     gg.    Potential Event of Default.................................   7
            --------------------------
     hh.    Prime Rate.................................................   7
            ----------
     ii.    Prime Rate Portion.........................................   7
            ------------------
     jj.    Prohibited Transaction.....................................   8
            ----------------------
     kk.    Reportable Event...........................................   8
            ----------------
     ll.    Revolving Loan.............................................   8
            --------------
     mm.    Revolving Loan Repayment Date..............................   8
            -----------------------------
     nn.    Subsidiary.................................................   8
            ----------
     oo.    Term Loan..................................................   8
            ---------
     pp.    Working Capital............................................   8
            ---------------

2.   LOANS.............................................................   8
     -----
     a.    Revolving Loans.............................................   8
           ---------------
     b.    Revolving Loan Note.........................................   9
           -------------------
     c.    Interest on Revolving Loans.................................   9
           ---------------------------
     d.    Term Loan...................................................   9
           ---------
     e.    Term Note...................................................  10
           ---------
     f.    Interest on Term Loan.......................................  10
           ---------------------
     g.    Interest on Prime Rate Portions.............................  10
           -------------------------------
     h.    Interest on Libor Rate Portions.............................  10
           -------------------------------
     i.    Libor Rate Election.........................................  11
           -------------------
     j.    Extension of Revolving Loan Repayment Date..................  12
           ------------------------------------------
     k.    Optional Repayment in Advance...............................  12
           -----------------------------
     l.    Non-Usage Fee...............................................  12
           -------------
     m.    Default Rate of Interest....................................  12
           ------------------------
     n.    Late Charge.................................................  12
           -----------
     o.    Application of Payments and Computations....................  12
           ----------------------------------------
     p.    General Provisions as to Repayment and Payment..............  13
           ----------------------------------------------
     q.    Limitation on Interest......................................  13
           ----------------------

3.   PREREQUISITES TO LOAN.............................................  13
     ---------------------
     a.    No Default..................................................  13
           ----------
     b.    Representations and Warranties..............................  13
           ------------------------------
     c.    Proceedings.................................................  14
           -----------
     d.    Receipt by Bank Prior to Making of First Revolving Loan.....  14
           -------------------------------------------------------
     e.    Receipt by Bank Prior to Making of Additional Revolving Loan  15
           ------------------------------------------------------------
     f.    Receipt by Bank Prior to Making of Term Loan................  15
           --------------------------------------------

4.   REPRESENTATIONS AND WARRANTIES....................................  15
     ------------------------------
     a.    Use of Proceeds.............................................  15
           ---------------
     b.    Subsidiaries................................................  15
           ------------
     c.    Good Standing; Qualification; Authority.....................  15
           ---------------------------------------
     d.    Compliance..................................................  16
           ----------
     e.    Legality....................................................  16
           --------
     f.    Fiscal Year.................................................  17
           -----------
     g.    Financial Statements........................................  17
           --------------------
     h.    Material Adverse Effects; Distributions.....................  17
           ---------------------------------------
     i.    Tax Returns and Payments....................................  17
           ------------------------
     j.    Indebtedness................................................  17
           ------------
     k.    Pension Obligations.........................................  18
           -------------------
     l.    Assets; Liens and Encumbrances..............................  18
           ------------------------------
     m.    Loans.......................................................  18
           -----
     n.    Judgments and Litigation....................................  18
           ------------------------
     o.    Default.....................................................  19
           -------

     p.    Full Disclosure.............................................  19
           ---------------

5.   AFFIRMATIVE COVENANTS                                               19
     ---------------------
     a.    Good Standing; Qualification................................  19
           ----------------------------
     b.    Compliance..................................................  19
           ----------
     c.    EBITDA......................................................  19
           ------
     d.    Working Capital.............................................  19
           ---------------
     e.    Net Worth; Liabilities......................................  19
           ----------------------
     f.    Ratio of Liabilities to Net Worth...........................  20
           ---------------------------------
     g.    Accounting; Reserves; Tax Returns...........................  20
           ---------------------------------
     h.    Reporting Requirements......................................  20
           ----------------------
     i.    Payment of Certain Indebtedness.............................  21
           -------------------------------
     j.    Maintenance of Title and Assets; Insurance..................  22
           ------------------------------------------
     k.    Inspections.................................................  22
           -----------
     l.    Pension Obligations.........................................  22
           -------------------
     m.    Changes in Management, Ownership and Control................  23
           --------------------------------------------
     n.    Judgments...................................................  23
           ---------
     o.    Litigation..................................................  23
           ----------
     p.    Liens and Encumbrances......................................  24
           ----------------------
     q.    Defaults and Material Adverse Effects.......................  24
           -------------------------------------
     r.    Guaranties..................................................  24
           ----------
     s.    Further Actions.............................................  24
           ---------------

6.   NEGATIVE COVENANTS................................................  24
     ------------------
     a.    Fiscal Year.................................................  24
           -----------
     b.    Indebtedness................................................  25
           ------------
     c.    Pension Obligations.........................................  25
           -------------------
     d.    Liens.......................................................  25
           -----
     e.    Distributions...............................................  25
           -------------
     f.    Corporate Changes...........................................  25
           -----------------
     g.    Stock of Subsidiary.........................................  26
           -------------------
     h.    Full Disclosure.............................................  26
           ---------------

7.   INDEBTEDNESS IMMEDIATELY DUE......................................  26
     ----------------------------

8.   EXPENSES; INDEMNIFICATION.........................................  26
     -------------------------
     a.    Expenses....................................................  26
           ---------------------------
     b.    Expenses Due to Law Changes.................................  27
           ---------------------------

9.   GENERAL...........................................................  28
     -------
     a.    Term; Survival..............................................  28
           --------------
     b.    Survival; Reliance........................................... 28
           ------------------

     c.    Cumulative Nature, Nonexclusive Exercise and Waivers of
           --------------------------------------------------------
           Rights and Remedies.......................................... 28
           -------------------
     d.    Binding Effect............................................... 29
           --------------
     e.    Entire Agreement............................................. 29
           ----------------
     f.    Governing Law................................................ 29
           -------------
     g.    Notices...................................................... 29
           -------
     h.    Assignments and Participations............................... 30
           ------------------------------
     i.    Requests..................................................... 30
           --------
     j.    Right of Setoff.............................................. 30
           ---------------
     k.    Invalidity................................................... 31
           ----------
     l.    Directly or Indirectly....................................... 31
           ----------------------
     m.    Accounting Terms and Computations............................ 31
           ---------------------------------
     n.    Headings..................................................... 31
           --------

10.  CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS................. 31
     --------------------------------------------------
     a.    JURISDICTIONAL CONSENTS AND WAIVERS.......................... 31
           -----------------------------------
     b.    WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES........ 32
           -----------------------------------------------------

                  CORPORATE REVOLVING AND TERM LOAN AGREEMENT


          This Agreement is made this 5th day of August, 1997, between Manufacturers and Traders Trust Company, a New York banking corporation having its chief executive office at One M&T Plaza, Buffalo, New York 14203 (the "Bank") and DSET Corporation, a New Jersey business corporation having its chief executive office at 1011 US Highway 22, Suite 100, Bridgewater, New Jersey 08807 (the "Borrower").

          The Bank and the Borrower agree as follows:

          1.   DEFINITIONS. For purposes of this Agreement:
               -----------

               a.   Accumulated Funding Deficiency.  "Accumulated Funding
                    ------------------------------
Deficiency" has the meaning given to such term in Section 412(a) of the Internal Revenue Code.

               b.   Affiliate. "Affiliate" means, other than all Subsidiaries,
                    ---------
any Person who or that now or hereafter has Control of, or is now or hereafter under common Control with, the Borrower or any Subsidiary or over whom or over which the Borrower or any Subsidiary now or hereafter has Control.

               c.   Bankruptcy Law.  "Bankruptcy Law" means any bankruptcy or
                    --------------
insolvency Law or any other Law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

               d.   Business Day.  "Business Day" means any day not a Saturday,
                    ------------
Sunday or legal holiday, on which the Bank is open for business in Buffalo, New York.

               e.   Consolidated Adjusted Net Income. "Consolidated Adjusted Net
                    --------------------------------
Income" for any period means the consolidated gross revenues of the Borrower for such period less all expenses and other proper charges (including taxes on income) and extraordinary items of income, but excluding in any event (to the extent not previously deducted as extraordinary items of income):

                    i) any gains or losses on the sale or other disposition of investments or fixed or capital assets, and any taxes on such excluding gains and any tax deductions or credits on accounts of any such excluded losses;

                    ii)   the proceeds of any life insurance policy;

                    iii) net earnings and losses of any corporation, substantially all the assets of which have been acquired in any manner by the Borrower or a Subsidiary, realized by such corporation prior to the date of such acquisition;

                    iv) net earnings and losses of any corporation with which the Borrower or a Subsidiary shall have consolidated or which shall have merged into or with the Borrower or a Subsidiary prior to the date of such consolidation or merger;

                    v) net earnings of any business entity in which the Borrower or a Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Borrower in the form of cash distributions;

                    vi) earnings resulting from any reappraisal, revaluation or write-up of assets;

                    vii) any gain arising from the acquisition of any securities of the Borrower; and

                    viii) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period.

               f.   Consolidated Current Assets. "Consolidated Current Assets"
                    ---------------------------
means, at any date, the aggregate amount of all assets of the Borrower and its Subsidiaries which would be properly classified as current assets at such date, all computed as per management statements prepared on a consistent basis.

               g.   Consolidated Current Liabilities.  "Consolidated Current
                    --------------------------------
Liabilities" means the aggregate amount of all liabilities of the Borrower and its Subsidiaries (including tax and other proper accruals) which would be classified as current liabilities, all computed as per management statements prepared on a consistent basis.

               h.   Consolidated Net Income Available for Interest Charges.
                    ------------------------------------------------------
"Consolidated Net Income Available for Interest Charges" for any period means the sum of (i) Consolidated Adjusted Net Income during such period, plus (to the extent deducted in determining adjusted net income) (ii) all provisions for any federal, state or other income taxes made by the Borrower during such period, and (iii) Interest Charges during such period.

               i.   Consolidated Tangible Net Worth.  "Consolidated Tangible Net
                    -------------------------------
Worth" means for the Borrower and its Subsidiaries, the excess of (i) the aggregate net book value of the assets (other than patents, patent rights, trademarks, trade names, treasury stock, franchises, copyrights, licenses, permits, goodwill and other intangible assets classified as such in accordance with generally accepted accounting principles and appearing on the balance sheet as of the date on which Consolidated Tangible Net Worth is being determined) after all appropriate adjustments in accordance with generally accepted accounting principles applied on a consistent basis (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset) over (ii) Consolidated Total Liabilities, in each case computed and consolidated in accordance with generally accepted accounting principles applied on a consistent basis.

               j.   Consolidated Total Liabilities.  "Consolidated Total
                    ------------------------------
Liabilities" means all items which, in accordance with generally accepted accounting principles applied on a consistent basis, would properly be included on the liability side of the balance sheet (other than capital stock, capital surplus and retained earnings), as of the date on which the amount of Consolidated Total Liabilities is to be determined, of the Borrower and its Subsidiaries, computed and consolidated in accordance with generally accepted accounting principles applied on a consistent basis.

               k.   Control.  "Control" means, with respect to any Person,
                    -------
whether direct or indirect, (i) if such Person is a corporation, the power to vote 10% or more of the outstanding shares of any class of stock of such Person ordinarily having the power to vote for the election of directors of such Person, (ii) the beneficial ownership of 10% or more of the outstanding shares of any class of stock of such Person or of 10% or more of any other ownership interest in such Person or (iii) the power to direct or cause the direction of the management and policies of such Person, whether by ownership of any stock or other ownership interest, by agreement or otherwise.

               l.   Distribution.  "Distribution" means, with respect to any
                    ------------
corporation, (i) any dividend or other distribution, whether in cash or in the form of any other asset, on account of any of its stock or (ii) any payment on account of the purchase, redemption, retirement or other acquisition of any of its stock.

               m.   EBITDA.  "EBITDA" means the sum of Consolidated Net Income
                    ------
Available for Interest Charges, plus depreciation and amortization.

               n.   ERISA.  "ERISA" means the Employee Retirement Income
                    -----
Security Act of 1974, as amended.

               o.   Event of Default.  An "Event of Default" occurs or exists if
                    ----------------
(i) the Borrower defaults in the payment when due of the principal of or interest on any Loan or of any other amount owing by the Borrower to the Bank pursuant to this Agreement, (ii) the Borrower or any Subsidiary defaults in the payment when due of any sum that is now or hereafter owing by it to the Bank other than pursuant to this Agreement, or the maturity of any such sum is accelerated, (iii) the Borrower defaults in the performance when due of any obligation owing by it to the Bank pursuant to this Agreement other than an obligation to pay money, and fails to cure such default within 90 days after notice of such default is given by the Bank, (iv) the Borrower is dissolved, ceases to exist, participates or agrees to participate in any merger, consolidation or other absorption in which the Borrower is not the surviving entity, assigns, sells or otherwise transfers or disposes of all or substantially all of its assets, makes or permits what might be fraudulent transfer or fraudulent conveyance of any of its assets, makes any bulk sale, sends any notice of any intended bulk sale, becomes insolvent (however such insolvency is evidenced), generally fails to pay its debts as they become due, fails to pay, withhold or collect any tax as required by any Law (except for any tax not yet required by Section 5i of this Agreement to be paid), suspends or ceases its present business, has served or filed against it or against any of its assets any attachment, levy, tax lien, warrant or similar lien other than a Permitted Lien or has entered against it or against any of its assets any judgment, order or award of any court, agency or other governmental authority or of any arbitrator, (vi) the Borrower has any receiver, trustee, liquidator, sequestrator or custodian of it or of any of its assets appointed (whether with or without its consent), makes any assignment for the benefit of creditors or commences or has commenced against it any case or other proceeding pursuant to any Bankruptcy Law or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against it, (vii) any representation or warranty made in this Agreement or heretofore or hereafter made to the Bank proves, as of the time it was made or deemed to have been made, to have been incorrect or misleading in any material respect, except to the extent updated in a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and received by the Bank, or (viii) there occurs or exists with respect to any Pension Plan any Prohibited Transaction, Reportable Event or other event or condition that, in the opinion of the Bank, constitutes or will or might constitute grounds for the institution by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan, the Pension Benefit Guaranty Corporation institutes any proceeding under ERISA seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan, any Person other than the Pension Benefit Guaranty Corporation institutes any proceeding under ERISA seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan that is, in the opinion of the Bank, likely to result in the termination of such Pension Plan, any trustee is appointed by a United States District Court to administer any Pension Plan, or there are vested unfunded liabilities under any Pension Plan that, in the opinion of the Bank, have or will or might have any Material Adverse Effect.

               p.   Interest Charges.  "Interest Charges" for any period means
                    ----------------
all interest and all amortization of debt discount and expense on all indebtedness of the Borrower and its Subsidiaries.

               q.   Interest Payment Date.  "Interest Payment Date" means,
                    ---------------------
except as otherwise provided in this Agreement, (i) the first day of each calendar month, beginning on the first day of the first calendar month after the calendar month in which the first Revolving Loan is made, except for any of such interest payable with respect to any Libor Rate Portion for any Libor Rate Period, and (ii) with respect to any Libor Rate Portion for any Libor Rate Period, the day after the last day in such Libor Rate Period.

               r.   Internal Revenue Code. "Internal Revenue Code" means the
                    ---------------------
Internal Revenue Code of 1986, as amended.

               s.   Law.  "Law" means any statute, ordinance, regulation, rule,
                    ---
interpretation, decision, guideline or other requirement enacted or issued by any court, agency or other governmental authority.

               t.   Libor Rate.  "Libor Rate" means the rate to be charged
                    ----------
during a Libor Rate Period, as determined by the Bank from any broker, quoting service or commonly available source utilized by the Bank, at which United States dollar deposits in immediately available funds are offered to leading banks for deposit in the London interbank eurodollar market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable) on the date that is two Libor Rate Business Days before the first day of such period for delivery on the first day of such period for a period equal to such period.

               u.   Libor Rate Business Day.  "Libor Rate Business Day" means
                    -----------------------
any day on which in both New York, New York and London, England banks are open to conduct regular business.

               v.   Libor Rate Election.  "Libor Rate Election" means any oral
                    -------------------
(including, but not limited to, telephonic), written or other (including, but not limited to, facsimile) election to have the interest charged for any period on a portion of the aggregate outstanding principal amounts of all Loans determined by reference to the Libor Rate for such period.

               w.   Libor Rate Period.  "Libor Rate Period" means any period for
                    ----------------
which interest is to be charged on any Libor Rate Portion at a rate determined by reference to the Libor Rate for such period pursuant to a Libor Rate Election.

               x.   Libor Rate Period Commencement Date.  "Libor Rate Period
                    -----------------------------------
Commencement Date" means the date on which any Libor Rate Period begins.

               y.   Libor Rate Portion.  "Libor Rate Portion" means any portion
                    ------------------
of the aggregate outstanding principal amounts of all Loans on which interest is to be charged for any period at a rate determined by reference to the Libor Rate for such period pursuant to a Libor Rate Election.

               z.   Loan.  "Loan" means any Revolving Loan or the Term Loan.
                    ----

               aa.  Loan Document.  "Loan Document" means this Agreement or any
                    -------------
other agreement or instrument referred to in Section 3d, 3e or 3f of this Agreement.

               bb.  Material Adverse Effect.  "Material Adverse Effect" means
                    -----------------------
any material adverse effect on (i) the ability of the Borrower to repay when due any of the principal amount of the Loan or to pay when due any interest owing to any Bank pursuant to this Agreement or any other amount owing by the Borrower to the Bank pursuant to this Agreement, (ii) the ability of the Borrower or of any Subsidiary to perform when due any obligation pursuant to any Loan Document or
(iii) the Borrower and its Subsidiaries taken as a whole or the business, operations, assets, affairs or condition (financial or other) of the Borrower and its Subsidiaries taken as a whole.

               cc.  Pension Plan.  "Pension Plan" means (i) any pension plan,
                    ------------
as such term is defined in Section 3(2) of ERISA, that (A) has heretofore been or is hereafter established or maintained by the Borrower, by any Subsidiary or by any other Person that is, together with the Borrower or with any Subsidiary, a member of a controlled group of corporations for purposes of Section 414(b) of the Internal Revenue Code or is under common control with the Borrower or with any Subsidiary for purposes of Section 414(c) of the Internal Revenue Code, (B) to which contributions have heretofore been or are hereafter made by the Borrower, by any Subsidiary or by any such other Person or (C) to which the Borrower, any Subsidiary or any such other Person has heretofore agreed or hereafter agrees or otherwise has heretofore incurred or hereafter incurs any obligation to make contributions or (ii) any trust heretofore or hereafter created under any such pension plan.

               dd.  Permitted Indebtedness.  "Permitted Indebtedness" means
                    ----------------------
indebtedness, liabilities and obligations (i) to the Bank, (ii) resulting from the endorsement in the ordinary course of business of any check or other negotiable instrument for deposit or for collection, (iii) trade payables incurred in the ordinary course of business, or (iv) obligations on capital leases and the principal amount of the deferred purchase price of assets, not exceeding $1,000,000 in aggregate principal amount at any given time, and incurred by the Borrower or any Subsidiary in the ordinary course of its business.

               ee.  Permitted Lien.  "Permitted Lien" means (i) any lease of any
                    --------------
asset by the Borrower or by any Subsidiary as a lessor in the ordinary course of its business and without interference with the conduct of its business or operations, (ii) any pledge or deposit made by the Borrower or by any Subsidiary in the ordinary course of its business (A) in connection with any workers' compensation, unemployment insurance, social security or similar Law or (B) to secure the payment of any indebtedness, liability or obligation in connection with any letter of credit, bid, tender, trade or government contract, lease, surety, appeal or performance bond or Law, or of any similar indebtedness, liability or obligation, not incurred in connection with the borrowing of any money or in connection with the deferral of the payment of the purchase price of any asset, (iii) any attachment, levy or similar lien with respect to the Borrower or with respect to any Subsidiary arising in connection with any action or other legal proceeding so long as (A) the validity of the claim or judgment secured thereby is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted,
(B) adequate reserves have been appropriately established for such claim or judgment, (C) the execution or other enforcement of such attachment, levy or similar lien is effectively stayed and (D) neither such claim or judgment nor such attachment, levy or similar lien has any Material Adverse Effect, (iv) any statutory lien in favor of the United States for any amount paid to the Borrower or to any Subsidiary as a progress payment pursuant to any government contract,
(v) any statutory lien securing the payment of any tax, assessment, fee, charge, fine or penalty imposed by any government or political subdivision upon the Borrower, upon any Subsidiary or upon any of the assets, income and franchises of the Borrower or of any Subsidiary but not yet required by Section 5i of this Agreement to be paid, (vi) any statutory lien securing the payment of any claim or demand of any materialman, mechanic, carrier, warehouseman, garageman or landlord against the Borrower or against any Subsidiary but not yet required by such Section 5i to be paid, (vii) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or similar title exception or encumbrance affecting the title to any real property of the Borrower or of any Subsidiary but not interfering with the conduct of its business or operations, or (viii) any security interest, mortgage, leasehold interest or other lien or encumbrance securing any Permitted Indebtedness.

               ff.  Person.  "Person" means (i) any individual, corporation,
                    ------
partnership, limited liability company, joint venture, trust, unincorporated association, government or political subdivision, (ii) any court, agency or other governmental authority or (iii) any other entity, body, organization or group.

               gg.  Potential Event of Default.  "Potential Event of Default"
                    --------------------------
means any event or condition that, after notice, after lapse of time or after both notice and lapse of time, would constitute an Event of Default.

               hh.  Prime Rate.  "Prime Rate" means the rate announced by the
                    ----------
Bank as its prime rate of interest.

               ii.  Prime Rate Portion.  "Prime Rate Portion" means the
                    ------------------
aggregate outstanding principal amounts of all Loans less the Libor Rate
Portion.

               jj.  Prohibited Transaction.  ""Prohibited Transaction" (i) has
                    ----------------------
the meaning given to such term in Section 4975(c) of the Internal Revenue Code, and (ii) means any transaction prohibited by Section 406(a) of ERISA.

               kk.  Reportable Event.  "Reportable Event" has the meaning given
                    ----------------
to such term in Section 4043(b) of ERISA.

               ll.  Revolving Loan.  "Revolving Loan" means any loan by the Bank
                    --------------
to the Borrower pursuant to Section 2a of this Agreement.

               mm.  Revolving Loan Repayment Date. "Revolving Loan Repayment
                    -----------------------------
Date" means the later of (i) August 5, 2000, or (ii) any date specified in any extension request executed by the Bank in accordance with Section 2j of this Agreement.

               nn.  Subsidiary.  "Subsidiary" means any corporation of which the
                    ----------
Borrower now or hereafter has beneficial ownership, whether direct or indirect, of (i) 50% or more of the outstanding shares of any class of stock ordinarily having the power to vote for the election of directors of such corporation or
(ii) such lower percentage of the outstanding shares of any class of such stock as is sufficient to render such corporation a subsidiary of the Borrower for purposes of generally accepted accounting principles as in effect at the time of determination of the status of such corporation for purposes of this definition.

               oo.  Term Loan.  "Term Loan" means the loan by the Bank to the
                    ---------
Borrower pursuant to Section 2d of this Agreement.

               pp.  Working Capital.  "Working Capital" shall mean for the
                    ---------------
Borrower and its Subsidiaries, the amount by which Consolidated Current Assets exceed Consolidated Current Liabilities.

          2.   LOANS.
               -----

               a.   Revolving Loans.  (i)  Subject to the terms and conditions,
                    ---------------
and relying upon the representations and warranties, set forth herein, the Bank agrees to make Revolving Loans to the Borrower at any time or from time to time on or after the date hereof and until the Revolving Loan Repayment Date, in an aggregate principal amount not in excess of $3,000,000 at any time (the "Commitment"). Within the foregoing limits, the Borrower may borrow hereunder on or after the date hereof and prior to the Revolving Loan Repayment Date, repay or reborrow subject to the terms, provisions and limitations set forth herein. After the Revolving Loan Repayment Date, no amounts repaid may be reborrowed.

                    (ii) Revolving Loans made by the Bank on any one day shall be in any combination of Prime Rate Portions and Libor Rate Portions, provided, that each such Portion of a Revolving Loan shall be in an amount not less than $50,000 and in integral multiples thereof. The initial Revolving Loan by the Bank to the Borrower shall be made against delivery to the Bank of the Revolving Loan Note, payable to the order of the Bank, as described in Section 2b hereof, and upon delivery of the other documentation required in Article 3 herein.

                    (iii) Each Revolving Loan shall be made upon one (1) Business Day's (or three (3) Libor Rate Business Days' in the case of a Revolving Loan consisting wholly or partly of a Libor Rate Portion) prior notice from the Borrower to the Bank. Each such notice shall specify (A) the requested date of such Loan, (B) the requested type of Loan, and (C) the requested amount of such Loan.

               b.   Revolving Loan Note.  The Revolving Loans shall be
                    -------------------
evidenced by a promissory note (the "Revolving Loan Note"), substantially in the form attached hereto as Exhibit A, appropriately completed by the Borrower, duly executed and delivered on behalf of the Borrower, and payable to the order of the Bank. The date and amount of each Revolving Loan, and the date and amount of each payment or prepayment of principal of any Revolving Loan, shall be recorded on the grid schedule annexed to the Revolving Loan Note, and the Borrower authorizes the Bank to make such recordation. The Revolving Loan Note and grid schedule shall be presumptive evidence of the Revolving Loans, absent manifest error. The aggregate principal amount outstanding on each Revolving Loan Note shall be payable on the Revolving Loan Repayment Date. All accrued and unpaid interest on the Revolving Loans shall be payable on each Interest Payment Date and on the Revolving Loan Repayment Date; provided, however, that if any such
                                          --------  -------
day is not a Business Day, such accrued interest, if any, shall be payable on the next succeeding Business Day with additional accrued interest until paid.

               c.   Interest on Revolving Loans.  The Prime Rate Portion of each
                    ---------------------------
Revolving Loan shall bear interest in accordance with Section 2g, and the Libor Rate Portion of each Revolving Loan shall bear interest in accordance with
Section 2h.

               d.   Term Loan.  Not later than 30 days nor more than 90 days
                    ---------
prior to the Revolving Loan Repayment Date, the Borrower may deliver to the Bank a request (a "Conversion Request") that all or a portion of the then outstanding principal amount of Revolving Loans made to the Borrower be converted to a Term Loan. Subject to the terms and conditions of this Agreement, including Section 3f, the Bank agrees, upon the simultaneous payment in full of the principal of and interest on the Revolving Loans then outstanding, to make a four year term loan (the "Term Loan") to the Borrower on the Revolving Loan Repayment Date. The Term Loan shall be in the principal amount contained in the Conversion Request; provided that the Term Loan shall be in a principal
--------
amount of not more than the lesser of (i) the total of the outstanding principal amounts of all Revolving Loans, or (ii) $3,000,000.

               e.   Term Note.  The Term Loan shall be evidenced by a promissory
                    ---------
note ("Term Note") substantially in the form attached hereto as Exhibit B, appropriately completed, payable to the order of the Bank, duly executed and delivered on behalf of the Borrower, dated the Revolving Loan Repayment Date and in the principal amount of the Term Loan. The principal amount outstanding on such Term Note shall be payable as to principal in sixteen (16) equal consecutive quarterly installments, with the first of such installments due on the date that is three months after the Revolving Loan Repayment Date, and additional installments due on the same day of each succeeding calendar quarter through the date that is four years after the Revolving Loan Repayment Date, when the Borrower shall repay the entire outstanding principal amount of the Term Loan to the Bank together with all interest and other amounts owing pursuant to this Agreement and remaining unpaid.

               f.   Interest on Term Loan.  The Prime Rate Portion of the Term
                    ---------------------
Loan shall bear interest in accordance with Section 2g, and the Libor Rate Portion of the Term Loan shall bear interest in accordance with Section 2h.

               g.   Interest on Prime Rate Portions.  The Borrower shall pay
                    -------------------------------
interest on the unpaid principal amount of the Prime Rate Portion of each Loan from the date such Loan is disbursed to the Borrower until the date such principal amount is due and payable, on each Interest Payment Date for such Loan at an interest rate per annum equal to (a) the Prime Rate in effect from time to time, minus 0.25%, on the aggregate principal amount of the Prime Rate Portions of all Loans to the extent it is $1,000,000 or less, and (b) the Prime Rate in effect from time to time on the aggregate principal amount of the Prime Rate Portions of all Loans to the extent such aggregate principal amount exceeds $1,000,000.

               h.   Interest on Libor Rate Portions. (i) The Borrower shall pay
                    -------------------------------
interest on the unpaid principal amount of the Libor Rate Portion of each Loan from the date such Loan is disbursed to the Borrower until the date such principal amount is due and payable, on each Interest Payment Date for such Loan, at an interest rate per annum equal to (a) the Libor Rate plus 1.25%, if the aggregate principal amount of all Loans is $1,000,000 or less, (b) the Libor Rate plus 1.75%, if the aggregate principal amount of the Prime Rate Portions of all Loans exceeds $1,000,000, or (c) if the aggregate principal amount of all Loans exceeds $1,000,000, but the aggregate principal amount of the Prime Rate Portions of all Loans is $1,000,000 or less, (i) the Libor Rate plus 1.25% on the aggregate principal amount of the Libor Rate Portions of Loans which is equal to the difference between $1,000,000 and the aggregate principal amount of the Prime Rate Portions of all Loans, and (ii) the Libor Rate plus 1.75% on the aggregate principal amount of the Libor Rate Portions of all Loans to the extent they exceed such amount.

                    (ii) Notwithstanding anything to the contrary in paragraph 2h(i), (1) interest shall not be charged at as determined under paragraph 2h(i), and shall instead be charged as provided in Section 2g, with respect to any Libor Rate Portion during any Libor Rate Period if before such Libor Rate Period begins (a) any governmental authority asserts that it is unlawful, or the Bank determines that it is unlawful, for the Bank to charge interest with respect to such Libor Rate Portion during such Libor Rate Period at a rate determined by reference to a Libor Rate, (b) the Bank determines that sufficient United States dollar deposits in immediately available funds offered for deposit are not available for such Libor Rate Period to the Bank or any participant in such Libor Rate Portion to the extent of its interest in such Libor Rate Portion or
(c) the Bank determines that information necessary to determine the rate to be charged pursuant to paragraph 2h(i) is unavailable, and (2) such interest shall cease to be charged as provided in such paragraph 2h(i), and shall begin to be charged as provided in Section 2g, with respect to any Libor Rate Portion during any Libor Rate Period if any governmental authority asserts that it is unlawful, or the Bank determines that it is unlawful, for the Bank to continue to charge interest with respect to such Libor Rate Portion during such Libor Rate Period at a rate determined by reference to a Libor Rate.

               i.   Libor Rate Election.  At any time and from time to time,
                    -------------------
upon three (3) Libor Rate Business Days' prior notice by the Borrower to Bank, the Borrower may irrevocably make a Libor Rate Election that specifies (i) the Libor Rate Business Day that is to be the Libor Rate Period Commencement Date for the Libor Rate Period elected pursuant to such Libor Rate Election, (ii) whether a one-month, two-month, three-month or six-month option is elected as the length of such Libor Rate Period and (iii) expressed as a dollar amount, (A) any portion of the principal amount of any Loan requested to be made on such Libor Rate Period Commencement Date to which such Libor Rate Election relates and (B) any portion of the aggregate outstanding principal amounts of all Loans made prior to such Libor Rate Period Commencement Date to which such Libor Rate Election relates; provided, however, that (I) such Libor Rate Period may not extend beyond the Revolving Loan Repayment Date in the case of Revolving Loans, or beyond the maturity date of the Term Loan in the case of the Term Loan, (II) such Libor Rate Election may not change any election made pursuant to any prior Libor Rate Election, and (III) such Libor Rate Election need not be honored by the Bank if (1) such Libor Rate Election is received by the Bank more than five or less than three Libor Rate Business Days before such Libor Rate Period Commencement Date, (2) any Event of Default occurs or exists before the time such Libor Rate Election is received by the Bank or exists at such time, or (3) the total of the dollar amounts specified in clause (iii) of this sentence is not at least $250,000. Each Libor Rate Period shall end on the day before the anniversary of such Libor Rate Period Commencement Date corresponding to the option elected pursuant to such Libor Rate Election (e.g., one-month, two-month,
                                                     ----
three-month or six-month anniversary) or, if such anniversary is not a Libor Rate Business Day, on the day before the first day following such anniversary that is a Libor Rate Business Day. The Bank may treat as made by the Borrower and rely upon, and the Borrower shall be bound by, any Libor Rate

Election that the Bank believes in good faith to be valid and to have been made in the name or on behalf of the Borrower by any officer of the Borrower, and the Bank shall not incur any liability to the Borrower or any other Person as a direct or indirect result of honoring such Libor Rate Election.

               j.   Extension of Revolving Loan Repayment Date. At least 30 days
                    ------------------------------------------
but not more than 90 days before the Revolving Loan Repayment Date, the Borrower may request that the Revolving Loan Repayment Date be extended for one year by executing and delivering to the Bank an extension request. If prior to the Revolving Loan Repayment Date, the Bank executes such extension request, the Revolving Loan Repayment Date shall automatically be extended to the date specified in such extension request. If the Bank does not so execute such extension request, the Revolving Loan Repayment Date shall remain the same.

               k.   Optional Repayment in Advance. Subject to Section 8b, the
                    -----------------------------
Borrower shall have the option of repaying the principal amount of any Loan to the Bank in advance in full or in part at any time and from time to time without any premium or penalty; provided, however, that (i) the amount of any such repayment of the Term Loan in part shall be an integral multiple of $100,000 and
(ii) upon making any such repayment in full the Borrower shall pay to the Bank all interest owing pursuant to this Agreement and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid. Each such repayment in part of the Term Loan shall be applied to the installments of the principal amount of the Term Loan in the inverse order of such installments becoming due.

               l.   Non-Usage Fee.  The Borrower agrees to pay to the Bank, in
                    -------------
consideration of its Commitment, a non-usage fee of 0.25% per annum on the average daily unused portion of the Commitment (based on a year of 360 days), payable quarterly commencing on the first day of the second quarter following the Closing Date.

               m.   Default Rate of Interest.  Upon the occurrence of an uncured
                    ------------------------
Event of Default, the interest rates applicable to the Loans shall immediately without further action by the Bank be increased to a rate equal to 5% above the Prime Rate until paid in full.

               n.   Late Charge.  If the outstanding principal amount of any
                    -----------
Loans is not repaid, or any interest owing pursuant to this Agreement in connection with any Loan is not paid, within ten days after the date it becomes due, whether by acceleration or otherwise, the Borrower shall pay to the Bank a late charge of the greater of (a) 5% of the amount due or (b) $50.

               o.   Application of Payments and Computations.  All computations
                    ----------------------------------------
of the Prime Rate and Libor Rate and of fees, overdue payment interest charges and penalties hereunder shall be made by the Bank on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such amounts are payable.

               p.   General Provisions as to Repayment and Payment. Repayment of
                    ----------------------------------------------
the principal amount of each Loan, payment of all interest owing pursuant to this Agreement in connection with any Loan and payment of all other amounts owing by the Borrower to the Bank pursuant to this Agreement in connection with any Loan shall be made in lawful money of the United States and in immediately available funds at the banking office of the Bank located at One M&T Plaza, Buffalo, New York, or at such other office of the Bank as may at any time and from time to time be specified in any notice delivered, given or sent to the Borrower by the Bank. No such repayment or payment shall be deemed to have been received by the Bank until received by the Bank at the office of the Bank determined in accordance with the preceding sentence, and any such repayment or payment received by the Bank at such office after 2:00 P.M. on any day shall be deemed to have been received by the Bank at the time such office opens for business on the next Business Day of the Bank. If the time by which any of the principal amount of any Revolving Loan is to be repaid is extended by operation of law or otherwise, the Borrower shall pay interest on the outstanding portion thereof during such period of extension as provided in this Agreement.

               q.   Limitation on Interest.  Notwithstanding anything to the
                    ----------------------
contrary contained in this Agreement, in no event shall interest be payable on any Loan at a rate in excess of the maximum rate permitted by applicable law, and solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to the Borrower, it being the intention of the Bank and of the Borrower that such interest not be payable at a rate in excess of such maximum rate.

          3.   PREREQUISITES TO LOAN.  The obligation of the Bank to make any
               ---------------------
Loan shall be conditioned upon the following:

               a.   No Default.  (i) There not existing at the time such Loan is
                    ----------
to be made, any Event of Default or Potential Event of Default and (ii) the Bank not believing in good faith that any Event of Default or Potential Event of Default has so occurred or existed or so exists;

               b.   Representations and Warranties.  (i) Each representation and
                    ------------------------------
warranty made in this Agreement being true and correct as of the time such Loan is to be made, (ii) each financial statement provided to the Bank by or on behalf of the Borrower or by or on behalf of any Subsidiary before the time such Loan is to be made being materially true and correct as of the date thereof, and (iii) the Bank not believing in good faith that (A) any such representation or warranty is other than true and correct as of such date, or (B) any such financial statement was other than materially true and correct as of the date thereof;

               c.   Proceedings.  The Bank being satisfied as to each corporate
                    -----------
or other proceeding in connection with any transaction contemplated by this Agreement;

               d.   Receipt by Bank Prior to Making of First Revolving Loan. The
                    -------------------------------------------------------
receipt by the Bank at or before the time the first Revolving Loan is to be made of the following, in form and substance satisfactory to the Bank:

                    i) A Revolving Loan Note, appropriately completed and duly executed by the Borrower;

                    ii) An opinion of Buchanan Ingersoll, counsel to the Borrower;

                    iii) A certificate executed by the President or a Vice President of the Borrower or by the chief financial officer of the Borrower and stating that (A) there does not exist at the time such Loan is to be made any Event of Default or Potential Event of Default and (B) each representation and warranty made in this Agreement is true and correct as of the time such Loan is to be made;

                    iv) Evidence that each of the Borrower and all Subsidiaries is at the time such Loan is to be made (A) in good standing under the law of the jurisdiction in which it is incorporated and (B) duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is necessary;

                    v) A copy of the certificate of incorporation or other charter document of each of the Borrower and all Subsidiaries certified by its Secretary to be complete and accurate at the time such Loan is to be made;

                    vi) A copy of the by-laws or other organizational document of each of the Borrower and all Subsidiaries certified by its Secretary to be complete and accurate at the time such Loan is to be made;

                    vii) Evidence of the taking, and of the continuation in full force and effect at the time such Loan is to be made, of each corporate or other action of the Borrower and the execution, delivery to the Bank and performance of each Loan Document;

                    viii) Evidence that each requirement contained in any Loan Document with respect to insurance is being met at the time such Loan is to be made;

                    ix) Each additional writing required by any Loan Document or deemed necessary or desirable by the Bank at the sole option of the Bank; and

                    x) Payment of all costs and expenses payable pursuant to the first sentence of Section 8a of this Agreement at or before the time such Loan is to be made;

               e.   Receipt by Bank Prior to Making of Additional Revolving
                    -------------------------------------------------------
Loan. If such Loan is a Revolving Loan other than the first Revolving Loan, to
----
the extent requested by the Bank, the receipt by the Bank at or before the time such Loan is to be made of the items described in Section 3d of this Agreement, in form and substance satisfactory to the Bank; and

               f.   Receipt by Bank Prior to Making of Term Loan.  If such Loan
                    --------------------------------------------
is the Term Loan, the receipt by the Bank at or before the time such Loan is to be made of the following, in form and substance satisfactory to the Bank:

                    i) A Term Loan Note, appropriately completed and duly executed by the Borrower; and

                    ii) To the extent requested by the Bank, the items described in clauses (ii) through (x) of Section 3d of this Agreement.

          4.   REPRESENTATIONS AND WARRANTIES.  Except as fully and accurately
               ------------------------------
described in Schedule A attached to and made a part of this Agreement, the Borrower represents and warrants to the Bank as follows:

               a.   Use of Proceeds.  The proceeds of each Revolving Loan will
                    ---------------
be used only for working capital of the Borrower or general corporate needs of the Borrower. The proceeds of the Term Loan will be used only to repay the outstanding principal amounts of Revolving Loans.

               b.   Subsidiaries.  The Borrower has no majority-owned
                    ------------
Subsidiaries.

               c.   Good Standing; Qualification; Authority.  Each of the
                    ---------------------------------------
Borrower and all Subsidiaries (i) is a corporation duly incorporated and organized, validly existing and in good standing under the law of the jurisdiction in which it is incorporated, (ii) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is necessary, and
(iii) has the power and authority to own each of its assets, to use each of its assets as now and as anticipated that such asset will hereafter be used and to conduct its business and operations as now and as anticipated that its business and operations will hereafter be conducted.

               d.   Compliance.  The present and anticipated conduct of the
                    ----------
business and operations of the Borrower and of each Subsidiary and the present and anticipated ownership or lease and use of each asset owned or leased by the Borrower and each Subsidiary are in compliance in each material respect with each applicable Law. Each authorization, approval, permit, consent, franchise and license from, each registration and filing with, each declaration, report and notice to, and each other act by or relating to, any Person necessary for the present or anticipated conduct of the business or operations of the Borrower or of any Subsidiary, and for the present or anticipated ownership, lease or use of any asset of the Borrower or of any Subsidiary, has been duly obtained, made, given or done, and is in full force and effect. Each of the Borrower and all Subsidiaries is in compliance in each material respect with each such authorization, approval, permit, consent, franchise and license with respect to it, with its certificate or articles of incorporation or other charter document, with its by-laws or other organizational document and with each agreement and instrument to which it is a party or by which it or any of its assets is bound.

               e.   Legality.  The obtaining of each Loan and the execution,
                    --------
delivery to the Bank and performance of each Loan Document by the Borrower (i) are and will be in furtherance of the purposes of the Borrower and within the power and authority of the Borrower, (ii) do not and will not (A) violate, or result in any violation of, any Law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate, result in any violation of, constitute (whether immediately or after notice, after lapse of time or both notice and lapse of time) any default under, or result in or require the imposition or creation of any security interest in, or of any mortgage or other lien or encumbrance upon, any asset of the Borrower pursuant to, (I) the certificate of incorporation or other charter document of the Borrower, (II) the by-laws or other organizational document of the Borrower,
(III) any shareholder agreement, voting trust or similar arrangement applicable to any of the outstanding shares of any class of stock of the Borrower, (IV) any resolution or other action of record of the shareholders or board of directors of the Borrower or (V) any agreement or instrument to which the Borrower is a party or by which the Borrower or any asset of the Borrower is bound, and (iii) have been duly authorized by each necessary action of the shareholders or board of directors of the Borrower. Each authorization, approval, permit and consent from, each registration and filing with, each declaration and notice to, and each other act by or relating to, any Person required as a condition of the obtaining of any Loan by the Borrower, of the execution, delivery to the Bank or performance of any Loan Document by any Person other than the Bank has been duly obtained, made, given or done, and is in full force and effect. Each Loan Document has been duly executed and delivered to the

Bank by each Person other than the Bank who or that is contemplated by such Loan Document as a party thereto.

          f.   Fiscal Year.  The fiscal year of the Borrower and of each
               -----------
Subsidiary is the year ending on the last day of December.

          g.   Financial Statements.  The Borrower has heretofore delivered to
               --------------------
the Bank a copy of each of the following financial statements:

               i. Audited statements of income and cash flows of the Borrower for its fiscal year ended December 31, 1996; and

               ii. An audited balance sheet of the Borrower dated as of December 31, 1996.

Each such financial statement (i) is correct and complete, (ii) is in accordance with the records of the Borrower, (iii) presents fairly the results of the operations and cash flows of the Borrower for the fiscal period covered thereby, or the financial position of the Borrower as of the date thereof, in conformity with generally accepted accounting principles applied consistently with the application of such principles with respect to the preceding fiscal period of the Borrower, and (iv) if a balance sheet, reflects each indebtedness and other obligation of the Borrower as of the date thereof that has had or (so far as the Borrower can foresee) will or might have any Material Adverse Effect.

          h.   Material Adverse Effects; Distributions. Since December 31, 1996,
               ---------------------------------------
(i) there has not occurred or existed any event or condition that has had or (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect, and (ii) neither the Borrower nor any Subsidiary has declared, paid, made or agreed or otherwise incurred any obligation to declare, pay or make any Distribution, except for Distributions to the holders of Borrower's preferred stock in accordance with the terms thereof.

          i.   Tax Returns and Payments.  Each of the Borrower and all
               ------------------------
Subsidiaries has duly (i) filed each tax return required to be filed by it and
(ii) paid or caused to be paid each tax, assessment, fee, charge, fine and penalty that has been imposed by any government or political subdivision upon it or upon any of its assets, income and franchises and has become due.

          j.   Indebtedness.  Except for Permitted Indebtedness, neither the
               ------------
Borrower nor any Subsidiary has any indebtedness, liability or obligation (i) arising from the borrowing of money or from the deferral of the payment of the purchase price of any asset, including by means of a capital lease, or (ii) pursuant to any guaranty or other contingent obligation (including, but not limited to, any obligation to (A) maintain the net worth of any other Person, (B) purchase or otherwise acquire, or assume, any indebtedness, liability or obligation or (C) provide funds for or otherwise assure the payment of any indebtedness, liability or obligation, whether by means of any investment, by means of any sale or other disposition, or by means of any purchase or other acquisition, of any asset or service or otherwise);

          k.   Pension Obligations.  No Pension Plan was or is a multiemployer
               -------------------
plan, as such term is defined in Section 3(37) of ERISA. The present value of all benefits vested under any Pension Plan does not exceed the value of the assets of such Pension Plan allocable to such vested benefits. Since September 2, 1974, (i) no Prohibited Transaction that could subject any Pension Plan to any tax or penalty imposed pursuant to the Internal Revenue Code or pursuant to ERISA has been engaged in by any Pension Plan, (ii) there has not occurred or existed with respect to any Pension Plan any Reportable Event, Accumulated Funding Deficiency or event or condition that, but for a waiver by the Internal Revenue Service, would constitute an Accumulated Funding Deficiency, that, after notice, after lapse of time or after both notice and lapse of time, will or might constitute a Reportable Event or that constituted or will or might constitute grounds for the institution by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan,
(iii) no Pension Plan has been terminated, (iv) no trustee has been appointed by a United States District Court to administer any Pension Plan, (v) no proceeding seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan has been instituted, and (vi) neither the Borrower nor any Subsidiary has made any complete or partial withdrawal from any Pension Plan.

          l.   Assets; Liens and Encumbrances.  Each of the Borrower and all
               ------------------------------
Subsidiaries has good and marketable title to each asset it purports to own, and no such asset is subject to any security interest, mortgage or other lien or encumbrance, except for Permitted Liens.

          m.   Loans.  Neither the Borrower nor any Subsidiary has made any
               -----
loan, advance or other extension of credit with respect to which any sum is owing to it, except for Permitted Loans.

          n.   Judgments and Litigation.  There is no outstanding judgment,
               ------------------------
order or award of any court, agency or other governmental authority or of any arbitrator, and no pending or threatened claim, audit or investigation, and no pending or threatened action or other legal proceeding, by or before any court, agency or other governmental authority or before any arbitrator, that (i) is against, or otherwise involves, the Borrower, any Subsidiary or any asset of the Borrower or of any Subsidiary, and which has had or (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect, or
(ii) renders invalid, or questions the validity of, any Loan Document or any action taken or to be taken pursuant to any Loan Document.

          o.   Default.   There does not exist any Event of Default or
               -------
Potential Event of Default.

          p.   Full Disclosure.  Neither any Loan Document nor any certificate,
               ---------------
financial statement or other writing heretofore provided to the Bank by or on behalf of the Borrower or by or on behalf of any Subsidiary contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect. Neither the Borrower nor any Subsidiary has failed to disclose to the Bank any fact that has had or (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect.

     5.   AFFIRMATIVE COVENANTS.  During the term of this Agreement, the
          ---------------------
Borrower shall do the following unless the prior written consent of the Bank to not doing so shall have been obtained by the Borrower:

          a.   Good Standing; Qualification.  Cause each of the Borrower and
               ----------------------------
all Subsidiaries at all times to (i) maintain its corporate existence in good standing and (ii) remain or become and remain duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is or becomes necessary;

          b.   Compliance.  Cause each of the Borrower and all Subsidiaries at
               ----------
all times to (i) conduct its business and operations, own and use each of its assets, and use each asset leased by it as a lessee, in compliance in each material respect with each applicable Law, (ii) obtain, make, give or do, and maintain in full force and effect, each authorization, approval, permit, consent, franchise and license from, each registration and filing with, each declaration, report and notice to, and each other act by or relating to, any Person necessary for the conduct of its business or operations, for the ownership, lease or use of any of its assets, and (iii) remain in compliance in each material respect with each such authorization, approval, permit, consent, franchise and license, with its certificate of incorporation or other charter document, with its by-laws or other organizational document and with each agreement and instrument to which it is a party or by which it or any of its assets is bound;

          c.   EBITDA.  Assure that at the end of each calendar quarter EBITDA
               ------
for the four calendar quarters then ending is at least $2,000,000;

          d.   Working Capital.  Assure that at the end of each calendar quarter
               ---------------
the Working Capital of the Borrower is at least $3,700,000;

          e.   Net Worth; Liabilities.  Assure that at the end of each calendar
               ----------------------
quarter the Consolidated Tangible Net Worth of the Borrower is at least $4,500,000;

          f.   Ratio of Liabilities to Net Worth.   Assure that at the end of
               ---------------------------------
each calendar quarter the ratio of Consolidated Total Liabilities of the Borrower, other than indebtedness, liabilities and obligations of the Borrower that are fully subordinated pursuant to a subordination agreement in form and substance satisfactory to the Bank to all indebtedness, liabilities and obligations of the Borrower to the Bank, to Consolidated Tangible Net Worth, does not exceed 1.2 to 1.0;

          g.   Accounting; Reserves; Tax Returns.   Cause each of the Borrower
               ---------------------------------
and all Subsidiaries at all times to (i) maintain a system of accounting established and administered in accordance with generally accepted accounting principles, (ii) establish each reserve it is required by generally accepted accounting principles to establish and (iii) file each tax return it is required to file;

          h.   Reporting Requirements.  Furnish directly to the Bank:
               ----------------------

               i) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of such fiscal year and a consolidated income statement and statements of cash flows and changes in stockholders' equity of the Borrower and its consolidated Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the prior fiscal year, and all prepared in accordance with generally accepted accounting principles and as to the consolidated statements accompanied by an opinion thereon acceptable to the Bank by independent accountants of national standing selected by the Borrower;

               ii) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as of the end of such quarter and a consolidated and consolidating income statement and statements of cash flows of the Borrower and its consolidated Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with generally accepted accounting principles and certified by the chief financial officer of the Borrower (subject to year-end adjustments);

               iii) promptly upon receipt thereof, copies of any reports submitted to the Borrower or any of its Subsidiaries by independent certified public accountants in connection with examination of the financial statements of the Borrower or any such Subsidiary made by such accountants;

               iv) simultaneously with the delivery of the financial statements referred to above, a certificate of the Chief Financial Officer of the Borrower (i) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) with computations demonstrating compliance with the covenants contained in Sections 5c, 5d, 5e and 5f;

               v) promptly after the commencement thereof, notice of each action, suit, and proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries;

               vi) as soon as possible after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

               vii) at all times indicated in (i) above, a copy of the management letter prepared by the independent auditors;

               viii) as soon as available, (A) each financial statement, report, notice and proxy statement sent or made available by the Borrower or by any Subsidiary to holders of its stock generally, (B) each periodic or special report, registration statement, prospectus and other written communication other than a transmittal letter filed by the Borrower or by any Subsidiary with, and each written communication received by the Borrower or by any Subsidiary from, any securities exchange or the Securities and Exchange Commission, (C) each annual report relating to any Pension Plan and filed with the Internal Revenue Service, with the Department of Labor or with the Pension Benefit Guaranty Corporation and (D) each press release and other statement made available by the Borrower or by any Subsidiary to the public generally and relating to the business, operations, assets, affairs or condition (financial or other) of the Borrower or of any Subsidiary;

               ix) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower and any of its Subsidiaries as the Bank may reasonably request.

          i.   Payment of Certain Indebtedness.  Cause each of the Borrower and
               -------------------------------
all Subsidiaries to pay, before the end of any applicable grace period, each tax, assessment, fee, charge, fine and penalty imposed by any government or political subdivision upon it or upon any of its assets, income and franchises and each claim and demand of any materialman, mechanic, carrier, warehouseman, garageman or landlord against it; provided, however, that no such tax, assessment, fee, charge, fine, penalty, claim or demand shall be required to be so paid so long as (i) the validity thereof is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (ii) adequate reserves have been appropriately established therefor, (iii) the execution or other enforcement of any lien resulting therefrom is effectively stayed and (iv) the nonpayment thereof does not have any Material Adverse Effect;

          j.   Maintenance of Title and Assets; Insurance.  Cause each of the
               ------------------------------------------
Borrower and all Subsidiaries to (i) at all times maintain good and marketable title to each asset it purports to own, (ii) at all times maintain each of its tangible assets in good working order and condition, (iii) at any time and from time to time make each replacement of any of its tangible assets necessary or desirable for the conduct of its business or operations, (iv) at all times keep each of its insurable tangible assets insured with financially sound and reputable insurance carriers against fire and other hazards to which extended coverage applies in such manner and to the extent that the amount of insurance carried on such asset shall be adequate, taking into account such factors as the probability of loss of such asset, the value of such asset and the cost to the Borrower of such insurance, and (v) at all times keep adequately insured with financially sound and reputable insurance carriers against business interruption and against liability on account of damage to any Person or asset or pursuant to any applicable workers' compensation law;

          k.   Inspections.  Upon the request of the Bank, upon five days' prior
               -----------
written notice, permit each officer, employee, accountant, attorney and other agent of the Bank to (i) visit and inspect each of the premises of the Borrower and of each Subsidiary, (ii) examine, audit, copy and extract each record of the Borrower and of each Subsidiary and (iii) discuss the business, operations, assets, affairs and condition (financial or other) of the Borrower and of each Subsidiary with each responsible officer of the Borrower and of each Subsidiary and with each independent accountant of the Borrower and of each Subsidiary;

          l.   Pension Obligations.  (i) Immediately upon acquiring knowledge or
               -------------------
reason to know of the occurrence or existence with respect to any Pension Plan of any Prohibited Transaction, Reportable Event, Accumulated Funding Deficiency or event or condition that, but for a waiver by the Internal Revenue Service, would constitute an Accumulated Funding Deficiency, that, after notice, after lapse of time or after both notice and lapse of time, will or might constitute a Reportable Event or that constitutes or will or might constitute grounds for the initiation by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and specifying the nature of such Prohibited Transaction, Reportable Event, Accumulated Funding Deficiency, event or condition, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, by the Department of

Labor or by the Pension Benefit Guaranty Corporation with respect thereto and
(ii) immediately upon acquiring knowledge or reason to know of (A) the institution by the Pension Benefit Guaranty Corporation or by any other Person of any proceeding under ERISA seeking the termination of any Pension Plan or the appointment of a trustee to administer any Pension Plan or (B) the complete or partial withdrawal or proposed complete or partial withdrawal by the Borrower or by any Subsidiary from any Pension Plan, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and describing such proceeding, withdrawal or proposed withdrawal;

          m.   Changes in Management, Ownership and Control.  Immediately upon
               --------------------------------------------
acquiring knowledge or reason to know of any change in the identity of the Chairman, President or chief executive officer of the Borrower, or in the beneficial ownership of more than 10% of the stock of the Borrower, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying such change;

          n.   Judgments.  Immediately upon acquiring knowledge or reason to
               ---------
know of any judgment, order or award of any court, agency or other governmental authority or of any arbitrator that (i) is against, or otherwise involves, the Borrower, any Subsidiary or any asset of the Borrower or of any Subsidiary, and which has or (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect or (ii) renders invalid any Loan Document or any action taken or to be taken pursuant to any Loan Document, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such judgment, order or award and what action the Borrower has taken, is taking or proposes to take with respect thereto;

          o.   Litigation.  (i) Immediately upon acquiring knowledge or reason
               ----------
to know of the commencement or threat of any claim, audit or investigation, or of the commencement or threat of any action or other legal proceeding, by or before any court, agency or other governmental authority or before any arbitrator that is against, or otherwise involves, the Borrower, any Subsidiary or any asset of the Borrower or of any Subsidiary, and which (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such claim, audit or investigation or of such action or other legal proceeding and what action the Borrower has taken, is taking or proposes to take with respect thereto and (ii) immediately upon acquiring knowledge or reason to know of any development with respect to any claim, audit, investigation, action or other legal proceeding theretofore disclosed by the Borrower to the Bank that has or (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such development and what action the Borrower has taken, is taking or proposes to take with respect thereto;

          p.   Liens and Encumbrances.  Immediately upon acquiring knowledge or
               ----------------------
reason to know that any asset of the Borrower or of any Subsidiary has or may become subject to any security interest, mortgage or other lien or encumbrance other than Permitted Liens, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and specifying the nature of such security interest, mortgage or other lien or encumbrance and what action the Borrower has taken, is taking or proposes to take with respect thereto;

          q.   Defaults and Material Adverse Effects.  Immediately upon
               -------------------------------------
acquiring knowledge or reason to know of the occurrence or existence of (i) any Event of Default or Potential Event of Default or (ii) any event or condition that has or (so far as the Borrower or any Subsidiary can foresee) will or might have any Material Adverse Effect, provide to the Bank a certificate executed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower and specifying the nature of such Event of Default, Potential Event of Default, event or condition, the date of occurrence or period of existence thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto;

          r.   Guaranties.  Unless prohibited by applicable law, cause each
               ----------
Person that is or becomes a majority-owned Subsidiary after the date of this Agreement to execute and deliver to the Bank, in form and substance satisfactory to the Bank, a guaranty agreement guaranteeing, without any limitation as to amount, the payment of all indebtedness and other obligations of the Borrower to the Bank, whether then existing or thereafter arising or accruing; and

          s.   Further Actions.  Promptly upon the request of the Bank, execute
               ---------------
and deliver, or cause to be executed and delivered, each writing, and take, or cause to be taken, each other action, that the Bank shall deem necessary or desirable at the sole option of the Bank in connection with any transaction contemplated by any Loan Document.

     6.   NEGATIVE COVENANTS.  During the term of this Agreement, the Borrower
          ------------------
shall not, without the prior written consent of the Bank, do, attempt to do, or agree or otherwise incur, assume or have any obligation to do, and the Borrower shall assure that, without the prior written consent of the Bank, no Subsidiary does, attempts to do, or agrees or otherwise incurs, assumes or has any obligation to do, any of the following:

          a.   Fiscal Year.  Change its fiscal year;
               -----------

          b.   Indebtedness.  Create, incur, assume or have any indebtedness,
               ------------
liability or obligation (i) arising from the borrowing of money or from the deferral of the payment of the purchase price of any asset, including by means of a capital lease, or (ii) pursuant to any guaranty or other contingent obligation (including, but not limited to, any obligation to (A) maintain the net worth of any other Person, (B) purchase or otherwise acquire, or assume, any indebtedness, liability or obligation or (C) provide funds for or otherwise assure the payment of any indebtedness, liability or obligation, whether by means of any investment, by means of any sale of other disposition, or by means of any purchase or other acquisition, of any asset or service or otherwise), except for Permitted Indebtedness;

          c.   Pension Obligations.  (i) Engage in any Prohibited Transaction
               -------------------
with respect to any Pension Plan, (ii) permit to occur or exist with respect to any Pension Plan any Accumulated Funding Deficiency or event or condition that, but for a waiver by the Internal Revenue Service, would constitute an Accumulated Funding Deficiency or that constitutes or will or might constitute grounds for the institution by the Pension Benefit Guaranty Corporation of any proceeding under ERISA seeking the termination of such Pension Plan or the appointment of a trustee to administer such Pension Plan, (iii) make any complete or partial withdrawal from any Pension Plan, (iv) fail to make to any Pension Plan any contribution that it is required to make, whether to meet any minimum funding standard under ERISA or any requirement of such Pension Plan or otherwise, or (v) terminate any Pension Plan in any manner, or otherwise take or omit to take any action with respect to any Pension Plan, that would or might result in the imposition of any lien upon any asset of the Borrower or of any Subsidiary pursuant to ERISA;

          d.   Liens.  Cause or permit, whether upon the happening of
               -----
any contingency or otherwise, any of its assets to be subject to any security interest, mortgage or other lien or encumbrance, except for Permitted Liens;

          e.   Distributions.  Declare, pay or make any Distribution, except for
               -------------
(i) dividends payable on the preferred stock of Borrower in accordance with its terms, (ii) dividends payable solely in any of its stock, and (iii) cash dividends paid to the Borrower by any Subsidiary all of the outstanding shares of stock of which other than shares required by any applicable Law to enable any individual to serve as a director of such Subsidiary are owned by the Borrower at the time of such payment;

          f.   Corporate Changes.  (i) Assign, sell or otherwise transfer or
               -----------------
dispose of all or substantially all of its assets, (ii) participate in any merger, consolidation or other absorption unless the Borrower is the surviving entity in such merger, consolidation or absorption and does not as a result thereof fail to comply with any of the covenants set forth in this Agreement, or
(iii) make any change in its corporate structure, except for the merger into the Borrower of, or the acquisition by the Borrower of all of the assets of, any Subsidiary all of the outstanding shares of stock of which are owned by the

Borrower, or (iv) make any significant change in any of its business objectives and purposes or in its business or operations that would or might have any Material Adverse Effect, except for expansion of its business into related areas, utilizing its human resources and body of knowledge developed in connection with software applications, which management of the Borrower determines to be in the best interests of the Borrower;

          g.   Stock of Subsidiary.  Issue or sell any stock of any Subsidiary,
               -------------------
except (i) to the minimum extent required by any applicable Law to enable any individual to serve as a director of such Subsidiary, (ii) as a dividend to the shareholders of such Subsidiary and (iii) to the Borrower or to another Subsidiary; or

          h.   Full Disclosure.  Provide to the Bank, or permit to be provided
               ---------------
to the Bank on its behalf, any certificate, financial statement or other writing that contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect.

     7.   INDEBTEDNESS IMMEDIATELY DUE.  Upon or at any time or from time to
          ----------------------------
time after the occurrence or existence of any uncured Event of Default other than an Event of Default described in clause (vi) of Section 1o of this Agreement, the outstanding principal amount of each Loan, all interest owing pursuant to this Agreement and remaining unpaid and all other amounts owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid shall, at the sole option of the Bank and without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), become immediately due. Upon the occurrence or existence of any Event of Default described in such clause (vi), such outstanding principal amount, all such interest and all such other amounts shall, without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), automatically become immediately due.

     8.   EXPENSES; INDEMNIFICATION.
          -------------------------

          a.   Expenses.  The Borrower shall pay to the Bank on demand each cost
               --------
and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Bank) incurred by the Bank in connection with
(a) the preparation of, entry into or performance of any Loan Document, whether or not any Loan is made, or (b) any modification of, or any release, consent or waiver relating to, any Loan Document, whether or not such modification, release, consent or waiver becomes effective. In addition, the Borrower shall pay to the Bank on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Bank, whether retained for advice, for litigation or for any other purpose) incurred by the Bank in endeavoring to (a) collect any of the outstanding principal amount of any Loan, any interest owing pursuant to this Agreement and remaining unpaid or any other amount owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid, (b) preserve or exercise any right or remedy of the Bank relating to, enforce or realize upon any guaranty, endorsement, subordination, collateral or other security or assurance of payment now or hereafter directly or indirectly securing the repayment or payment of, or otherwise now or hereafter directly or indirectly applicable to, any of such outstanding principal amount, any such interest or any such other amount, (c) preserve or exercise any right or remedy of the Bank pursuant to any Loan Document or (d) defend against any claim, regardless of the basis or outcome thereof, asserted against the Bank as a direct or indirect result of the entry into any Loan Document, except for any claim for any tax imposed by any government or political subdivision upon any income of the Bank or for any interest or penalty relating to any such tax.

          b.   Expenses Due to Law Changes.  The Borrower shall pay to the Bank
               ---------------------------
on demand made by the Bank each amount necessary to compensate the Bank for any liability, cost or expense that is a direct or indirect result of (i) the repayment in full or part of any Libor Rate Portion during any Libor Rate Period for such Libor Rate Portion (whether by reason of any reduction in yield, by reason of the liquidation or reemployment of any deposit or other funds acquired by the Holder by reason of the fixing of the rate of interest payable on such Libor Rate Portion or otherwise), (ii) any increase in the amount of capital required or expected to be maintained by the Bank or any bank holding company of the Bank with respect to any Loan or the obligation of the Bank to make any Loan that is due to (A) after the date of this Agreement, the enactment or issuance of or any change in any Law relating to capital adequacy of banks and banking holding companies or (B) the compliance by the Bank or such bank holding company with any request or direction relating to such capital made or issued by any governmental authority after the date of this Agreement, (iii) any change in the basis of taxation of repayments of the outstanding principal amount of any Loan or the payment of any interest payable pursuant to this Agreement or any other amount payable by the Borrower to the Bank pursuant to this Agreement that is due to, after the date of this Agreement, any change in the basis of taxation of the overall net income of the Bank in the jurisdiction in which the Bank has its principal place of business, (iv) any imposition or application of or increase in any reserve or similar requirement applicable to assets or liabilities of, deposits with or credit extended by the Bank, or for the account of the Bank, that increases the cost to the Bank of making, funding or maintaining any Loan and is due to, after the date of this Agreement, the enactment or issuance of or any change in any Law, except for any reserve or similar requirement reflected in the rate of interest charged on any Libor Rate Portion, (v) any imposition or application of, increase in or deduction or withholding for any tax, assessment, fee, charge, fine or penalty imposed by any governmental authority that is due to, after the date of this Agreement, the enactment or issuance of or any change in any Law or (vi) without limiting any of clauses (i) through (v) of this sentence, after the date of this Agreement, any enactment or issuance of or any change in any Law that directly or indirectly (A) results in any increase in the cost to the Bank of making, funding or maintaining any Loan or (B) reduces that amount of, requires the Bank to forego or, except for any tax on the overall net income of the Bank in the jurisdiction in which the Bank has its principal place of business, make any payment with respect to any repayment by the Borrower of any of the outstanding principal amount of any Loan or the payment by the Borrower of any interest payable pursuant to this Agreement or any other amount payable by the Borrower to the Bank pursuant to this Agreement. The determination by the Bank of the amount necessary to compensate the Bank for any such liability, cost or expense shall, in the absence of manifest error, be conclusive and binding upon the Borrower.

     9.   GENERAL.
          -------

          a.   Term; Survival.  The term of this Agreement shall be until the
               --------------
principal amount of each Loan, all interest owing pursuant to this Agreement and all other amounts owing by the Borrower to the Bank pursuant to this Agreement have been fully, finally and irrevocably repaid, paid or otherwise discharged. The obligation of the Borrower to pay liabilities, costs and expenses described in Section 8 of this Agreement shall survive beyond the term of this Agreement.

          b.   Survival; Reliance.  Each representation, warranty, covenant and
               ------------------
agreement contained in this Agreement shall survive the making of each Loan and the execution and delivery to the Bank of each Loan Document, and shall continue in full force and effect during the term of this Agreement. Each such representation, warranty, covenant and agreement shall be presumed to have been relied upon by the Bank regardless of any investigation made or not made, or any information possessed or not possessed, by the Bank.

          c.   Cumulative Nature, Nonexclusive Exercise and Waivers of Rights
               --------------------------------------------------------------
and Remedies.  All rights and remedies of the Bank pursuant to this Agreement
------------
or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy. No single or partial exercise by the Bank of any such right or remedy shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Bank. No course of dealing, performance or other conduct heretofore pursued, accepted or acquiesced in, no oral or written agreement or representation heretofore made, and no oral agreement or representation hereafter made, by or on behalf of the Bank, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall operate as a waiver of any such right or remedy. No delay by the Bank in exercising any such right or remedy, whether or not relied or acted upon, shall operate as a waiver thereof or of any other such right or remedy. No notice or demand of any kind, and no attempted but unsuccessful notice or demand of any kind, by the Bank prior to exercising any such right or remedy on any one occasion, whether or not relied or acted upon, shall operate as a waiver of any right of the Bank to exercise the same or any other such right or remedy on such or any future occasion without any notice or demand of any kind. No waiver by the Bank of any such right or remedy shall be effective unless made in a writing duly executed by the Bank and specifically referring to such waiver. No waiver by the Bank on any one occasion of any such right or remedy shall operate as a waiver thereof or of any other such right or remedy on any future occasion.

          d.   Binding Effect.  This Agreement shall be binding upon the
               --------------
Borrower and each direct or indirect successor and assignee of the Borrower and shall inure to the benefit of and be enforceable by the Bank and each direct or indirect successor and assignee of the Bank.

          e.   Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the Bank and the Borrower with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by or on behalf of the Bank with respect thereto, whether or not relied or acted upon. No modification or termination of this Agreement shall be effective unless made in a writing duly executed by the Bank and specifically referring to each provision of this Agreement being modified or to such termination.

          f.   Governing Law.  This Agreement shall be governed by and
               -------------
construed, interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws.

          g.   Notices.  All notices, requests and other communications provided
               -------
for hereunder shall be in writing and shall be deemed to have been duly given or made when delivered by hand or facsimile at the address set forth below, or if sent by certified mail, three days after the day on which mailed, or, in the case of telex, when answer back received, or, in the case of an overnight courier service, one business day after delivery to such courier service, addressed as set forth below, or to such other address as may be hereafter notified by the respective parties hereto:

     (a)  if to the Bank, at

               Western New York Commercial Banking Department
               Manufacturers and Traders Trust Company
               One Fountain Plaza
               Buffalo, New York 14203-1495
               Attention: Mr. C. Gregory Vogelsang, Banking Officer Fax #: 716-848-7318

     (b)  if to Borrower, at

               DSET Corporation
               1011 US Highway 22
               Suite 100
               Bridgewater, New Jersey 08807
               Attention:  Mr. Paul Lipari
               Fax #:  908-526-3435

          h.   Assignments and Participations.  This Agreement shall inure to
               ------------------------------
the benefit of, and be enforceable by, the Bank, each successor of the Bank and each assignee of any of the rights and remedies of the Bank pursuant to this Agreement, and shall be binding upon the Borrower, upon each successor of the Borrower and upon each assignee of any of the rights of the Borrower pursuant to this Agreement; provided, however, the Borrower shall not assign or otherwise transfer any of the rights of the Borrower pursuant to this Agreement without the prior written consent of the Bank, and any such assignment or other transfer without such prior written consent shall be void. No consent by the Bank to any such assignment or other transfer shall release the Borrower from any indebtedness, liability or obligation of the Borrower pursuant to this Agreement. The Bank shall have the right to assign or otherwise transfer, or to grant any participation in, any indebtedness, liability or obligation of the Borrower to the Bank pursuant to this Agreement or any of the rights and remedies of the Bank pursuant to this Agreement.

          i.   Requests.  Each request of the Bank pursuant to this Agreement
               --------
may be made (i) at any time and from time to time, (ii) at the sole option of the Bank and (iii) whether or not any Event of Default or Potential Event of Default has occurred or existed.

          j.   Right of Setoff.  Upon and at any time and from time to time
               ---------------
after the occurrence or existence of any Event of Default, (i) the Bank shall have the right, at the sole option of the Bank and without any notice or demand of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), other than any notice required by applicable law (including, but not limited to, any notice required by Section 9-g of the New York Banking Law), to set off against the outstanding principal amount of each Loan, against all interest owing pursuant to this Agreement and remaining unpaid and against all other amounts owing by the Borrower to the Bank pursuant to this Agreement and remaining unpaid each indebtedness of the Bank in any capacity to the Borrower in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness arising as a direct or indirect result of any deposit account, whether evidenced by a certificate of deposit or otherwise), and (ii) each holder of any participation in any unpaid indebtedness of the Borrower to the Bank pursuant to this Agreement shall have the right, at the sole option of such holder and without any notice or demand of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by Borrower), to set off against such unpaid indebtedness, to the extent of such holder's participation in such unpaid indebtedness, each indebtedness of such holder in any capacity to the Borrower in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness arising as a direct or indirect result of any deposit account, whether evidenced by a certificate of deposit or otherwise). Each exercise of such right by the Bank or by such holder shall be deemed to be immediately effective at the time the Bank or such holder opts therefor even though evidence thereof is not entered on the records of the Bank or of such holder until later. For purposes of this Section 9j, the Bank acknowledges that M&T Securities, Inc. is a separate corporation from the Bank and does not fall within the definition of "Bank" as used in this Agreement.

          k.   Invalidity.  Whenever possible, each provision of this Agreement
               ----------
shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

          l.   Directly or Indirectly.  Any provision of this Agreement that
               ----------------------
prohibits or has the effect of prohibiting the Borrower or any Subsidiary from taking any action shall be construed to prohibit it from taking such action directly or indirectly.

          m.   Accounting Terms and Computations.  Each accounting term used
               ---------------------------------
in this Agreement shall be construed as of any time in accordance with generally accepted accounting principles as in effect at such time. Each accounting computation that this Agreement requires to be made as of any time shall be made in accordance with such principles as in effect at such time, except where such principles are incompatible with any requirement of this Agreement.

          n.   Headings.  In this Agreement, headings of sections are for
               --------
convenience of reference only, and are not of substantive effect.

     10.  CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS.
          --------------------------------------------------

          a.   JURISDICTIONAL CONSENTS AND WAIVERS.  THE BORROWER KNOWINGLY,
               -----------------------------------
VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (i) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED BY THE BANK IN CONNECTION WITH ANY LOAN, ANY LOAN DOCUMENT OR ANY COLLATERAL, SUBORDINATION, GUARANTY, ENDORSEMENT OR OTHER SECURITY OR ASSURANCE OF

PAYMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, THAT NOW OR HEREAFTER DIRECTLY OR INDIRECTLY SECURES THE REPAYMENT OR PAYMENT OF OR IS OTHERWISE NOW OR HEREAFTER DIRECTLY OR INDIRECTLY APPLICABLE TO ANY OF THE OUTSTANDING PRINCIPAL AMOUNT OF ANY LOAN, ANY INTEREST PAYABLE PURSUANT TO THIS AGREEMENT OR ANY OTHER AMOUNT PAYABLE BY THE BORROWER TO THE BANK PURSUANT TO THIS AGREEMENT, TO THE PERSONAL JURISDICTION OF ANY COURT THAT IS EITHER A COURT OF RECORD OF THE STATE OF NEW YORK OR A COURT OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, (ii) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING IN THE COUNTY OF ERIE OF THE STATE OF NEW YORK, (iii) WAIVES PERSONAL SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING, (iv) CONSENTS TO THE MAKING OF SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE LAST ADDRESS OF THE BORROWER SHOWN IN THE RECORDS RELATING TO THIS AGREEMENT MAINTAINED BY THE BANK, WITH SUCH SERVICE OF PROCESS TO BE DEEMED COMPLETED FIVE DAYS AFTER THE MAILING THEREOF, (v) WAIVES EACH RIGHT TO ATTACK ON ANY OF THE FOREGOING GROUNDS ANY FINAL JUDGMENT THAT IS OBTAINED AS A DIRECT OR INDIRECT RESULT OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING AND (vi) CONSENTS TO EACH SUCH FINAL JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

          b.   WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES.  EACH OF
               -----------------------------------------------------
THE BANK AND THE BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, WHETHER BASED ON ANY CONTRACT, ON ANY NEGLIGENT OR INTENTIONAL TORT, ON ANY LAW OR OTHERWISE, IN CONNECTION WITH, OR OTHERWISE RELATING TO, (A) ANY LOAN, ANY LOAN DOCUMENT OR ANY GUARANTY, ENDORSEMENT, SUBORDINATION, COLLATERAL OR OTHER SECURITY OR ASSURANCE OF PAYMENT NOW OR HEREAFTER DIRECTLY OR INDIRECTLY SECURING THE PAYMENT OR REPAYMENT OF, OR NOW OR HEREAFTER DIRECTLY OR INDIRECTLY APPLICABLE TO, ANY OF THE PRINCIPAL AMOUNT OF ANY LOAN, ANY INTEREST OWING PURSUANT TO THIS AGREEMENT OR ANY OTHER AMOUNT OWING BY THE BORROWER TO THE BANK PURSUANT TO THIS AGREEMENT, (B) ANY OTHER WRITING HERETOFORE OR HEREAFTER EXECUTED IN CONNECTION WITH, OR OTHERWISE RELATING TO, ANY LOAN, ANY LOAN DOCUMENT OR ANY SUCH GUARANTY, ENDORSEMENT, SUBORDINATION, COLLATERAL OR

OTHER SECURITY OR ASSURANCE OF PAYMENT OR (C) ANY COURSE OF DEALING, COURSE OF PERFORMANCE OR OTHER CONDUCT HERETOFORE OR HEREAFTER PURSUED, ANY ACTION HERETOFORE OR HEREAFTER TAKEN OR OMITTED TO BE TAKEN, OR ANY ORAL OR WRITTEN REPRESENTATION HERETOFORE OR HEREAFTER MADE, BY OR ON BEHALF OF THE OTHER IN CONNECTION WITH, OR OTHERWISE RELATING TO, ANY LOAN, ANY LOAN DOCUMENT OR ANY SUCH GUARANTY, ENDORSEMENT, SUBORDINATION, COLLATERAL OR OTHER SECURITY OR ASSURANCE OF PAYMENT. THIS SECTION 10b IS A MATERIAL INDUCEMENT FOR EACH OF THE BANK AND THE BORROWER IN CONNECTION WITH ITS ENTRY INTO THIS AGREEMENT.

          IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be duly executed on the date shown at the beginning of this Agreement.

                                       MANUFACTURERS AND TRADERS
                                       TRUST COMPANY


                                       By: /s/ C. Gregory Vogelsang
                                          --------------------------------------
                                          C. Gregory Vogelsang, Banking Officer



                                       DSET CORPORATION


                                       By: /s/ Paul Lipari
                                          --------------------------------------
                                          Paul Lipari, Chief Financial Officer

                                ACKNOWLEDGMENTS


STATE OF NEW JERSEY )
                    )  SS.:
COUNTY OF           )


          On the 5th day of August in the year 1997, before me personally came
C. Gregory Vogelsang, to me known, who, being by me duly sworn, did depose and say that he resides at 28 Devonbrook, Williamsville; that he is a Banking Officer of Manufacturers and Traders Trust Company, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                       /s/ STACY L. LETTIE, ESQUIRE
                                       ---------------------------------------
                                       Notary Public
                                       Attorney at Law
                                       State of New Jersey


STATE OF NEW JERSEY )
                    )  SS.:
COUNTY OF           )


          On the 5th day of August in the year 1997, before me personally came Paul Lipari, to me known, who, being by me duly sworn, did depose and say that he resides at 1011 Rt 22 W Bridge water NJ 08807;that he is the Chief Financial Officer of DSET Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                       /s/ STACY L. LETTIE, ESQUIRE
                                       ---------------------------------------
                                       Notary Public
                                       Attorney at Law
                                       State of New Jersey

                                  SCHEDULE A

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


                                     None

                                   EXHIBIT A

                             REVOLVING CREDIT NOTE

$3,000,000                                                  Buffalo, New York
                                                            August 5, 1997

     FOR VALUE RECEIVED, the undersigned, DSET CORPORATION, a New Jersey corporation (the "Borrower"), DOES HEREBY PROMISE to pay to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank"), at the office of the Bank at One M&T Plaza, Buffalo, New York 14203, on the Revolving Loan Repayment Date as defined in the Corporate Revolving and Term Loan Agreement (the "Agreement") dated as of August 5, 1997, between the Borrower and the Bank, in lawful money of the United States of America, in immediately available funds, the principal amount of Three Million Dollars ($3,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank to the Borrower pursuant to the Agreement as shown on the grid schedules annexed hereto, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Article 2 of the Agreement and, upon default, on demand from time to time, on any overdue principal and on any overdue charge or fee, and, to the extent permitted by law, on any overdue interest, for each day from the due date thereof (by acceleration or otherwise) until such sum is paid in full, at the rate in effect from time to time as described in the Agreement.

     This Note is the Revolving Loan Note referred to in Section 2b of the Agreement, and is subject to prepayment and acceleration of maturity as set forth in the Agreement. All terms defined in the Agreement are used herein with their defined meanings unless otherwise provided.

     All Revolving Loans made by the Bank to the Borrower under the Agreement and the applicable rates together with all payments or prepayments of principal shall be recorded by the Bank and endorsed on the grid schedule or grid schedules attached hereto and hereby made a part of this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America.


                                        DSET CORPORATION


                                        By:___________________
                                           Title:

                       SCHEDULE OF ADVANCES AND PAYMENTS

            Principal                  Principal    Outstanding
  Date       Amount                     Amount       Principal      Approving
Advanced    Advanced    Date Paid        Paid         Amount        Employee
--------    --------    ---------        ----         ------        --------

                                   EXHIBIT B

                                   TERM NOTE

$                                                           Buffalo, New York
                                                            __________, 200__

     FOR VALUE RECEIVED, the undersigned, DSET Corporation, a _________________ corporation (the "Borrower"), DOES HEREBY PROMISE to pay to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank"), at the office of the Bank at One M&T Plaza, Buffalo, New York 14203, in lawful money of the United States of America, in immediately available funds, the principal amount of ____________ ($_______) in sixteen (16) equal consecutive quarterly calendar installments, with the first of such installments due on ______________________, 200__, and additional installments due on the dates described in the Corporate Revolving and Term Loan Agreement (the "Agreement") dated as of August 5, 1997, between the Borrower and the Bank, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Article 2 of the Agreement and, upon default, on demand from time to time, on any overdue principal and on any overdue charge or fee, and, to the extent permitted by law, on any overdue interest, for each day from the due date thereof (by acceleration or otherwise) until such sum is paid in full, at the rate in effect from time to time as described in the Agreement.

     This Note is the Term Note referred to in Section 2e of the Agreement, and is subject to prepayment and acceleration of maturity as set forth in the Agreement. All terms defined in the Agreement are used herein with their defined meanings unless otherwise provided.

     This Note shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America.


                                        DSET CORPORATION


                                        By:___________________
                                           Title: